UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2024

CXAPP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306

(Address of principal executive offices)(Zip Code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Inability to Timely File Form 10-Q

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed by CXApp Inc. (“Company”) with the Securities and Exchange Commission (“SEC”) on May 15, 2024 (the “Form 12b-25”), the Company was unable to file the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Form 10-Q”) within the prescribed period due to the delay in the audit of the Company’s financial statements in connection with its recent business combination with its predecessor, specifically related to the interim stub period from January 1, 2023 to March 14, 2023. Subsequent to filing the Form 12b-25, the Company continued to dedicate significant resources to the completion of the Form 10-Q but was unable to file the Form 10-Q by May 20, 2024, the end of the extension period provided by the Form 12b-25.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on April 17, 2024, the Company requires additional time to complete the review and audit procedures required for the fiscal year ended December 31, 2023. The Company intends to file its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) before submitting its Form 10-Q to ensure accurate representations and references in the Form 10-Q.

The Company and its advisors are diligently working to complete the necessary work to file the 2023 Form 10-K on or before Thursday, May 23, 2024. The Company intends to file the Form 10-Q promptly thereafter. The Company remains committed to ensuring the accuracy and completeness of its financial reports.

Impact on Sales Pursuant to Rule 144

Until such time as the Company files its 2023 Form 10-K, Form 10-Q and is otherwise current in its filings with the SEC, Company stockholders will be unable to utilize Rule 144 for sales of restricted securities.

Impact on Nasdaq Listing

The Company’s common stock is currently listed on the Nasdaq Capital Market (“Nasdaq”). Failure by the Company to timely file the Form 10-Q is expected to generate a notification letter from Nasdaq that the Company is no longer in compliance with the Nasdaq requirement for the timely filing of all required financial reports with the SEC. Such a notification letter, if received, is expected to grant the Company 60 days from the date of such notice to file the Form 10-Q.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on April 19, 2024, on April 18, 2024, the Company received a notice (the “Notice”) from Nasdaq notifying the Company that, because the Company is delinquent in filing its 2023 Form 10-K, the Company no longer complies with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s common stock or publicly traded warrants on the Nasdaq Global Select Market.

In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Notice to submit a plan of compliance (the “Plan”) to Nasdaq addressing how the Company intends to regain compliance with Nasdaq’s listing rules, and Nasdaq has the discretion to grant the Company up to 180 calendar days from the due date of the 2023 Form 10-K, or October 14, 2024, to regain compliance. The Company intends to submit the Plan and take the necessary steps to regain compliance with Nasdaq’s listing rules as soon as practicable.

Change in Date of Q1 Earnings Call

The Company announced that its Q1 earnings call, originally scheduled for Tuesday, May 21, 2024, has been rescheduled to Thursday, May 23, 2024, at 3:00 p.m., Pacific Time. During the call, the Company will discuss its financial results for the first quarter of 2024, ended March 31, 2024, and provide important updates on the CXAI platform, which is shaping the future of work by enabling enhanced employee experiences using artificial intelligence. This slight delay in our Q1 earnings call is to ensure the completion of our 2023 Form 10-K filing by the new call date. Additionally, we plan to announce a new product launch in collaboration with a major industry partner.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect,” “will,” “anticipates,” “estimates” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations regarding the impact on, and the timing of the completion and audit of, the Company’s financial statements and the filing of the 2023 Form 10-K and Form 10-Q, and the Company’s plan to regain compliance with Nasdaq’s rules, which reflect the Company’s expectations based upon information presently available to the Company and assumptions that it believes to be reasonable. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, and the duration of any extension that may be granted by Nasdaq; the potential inability to meet Nasdaq’s requirements; uncertainties associated with the Company’s preparation of the 2023 Form 10-K and Form 10-Q and the related financial statements, including the possibility that additional accounting errors or corrections will be identified; the possibility of additional delays in the filing of the 2023 Form 10-K, Form 10-Q and the Company’s other SEC filings; and the other risks and uncertainties described in the Company’s SEC reports, including its Current Report on Form 8-K filed on April 19, 2024, and under the heading “Risk Factors” in its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, which are available at www.sec.gov. The forward-looking statements contained herein speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: May 20, 2024	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer